Exhibit 10 (b)

                       EMPLOYMENT AGREEMENT

     THIS AGREEMENT, made and entered into as of the 8th day of November , 1995 by and between MID AMERICA BANCORP, INC., a Kentucky corporation and MID AMERICA BANK OF LOUISVILLE & TRUST COMPANY, a Kentucky Combined Bank and Trust Company, (together with their successors and assigns permitted under this Agreement, the "Companies), and ORSON OLIVER (the "Executive").

                       W I T N E S S E T H:

     WHEREAS, the Companies and the Executive are parties to an Amended and Restated Agreement dated as of April 5, 1993, covering the employment relationship of Executive with Companies, and

     WHEREAS, the Parties desire to cancel that Agreement and replace it in its entirety with this Employment Agreement (this
"Agreement").

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Companies and the Executive (individually a "Party" and together the "Parties") agree as follows:

     1.   Definitions.

     (a) "Affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.

     (b)  "Base Salary" shall mean the salary provided for in
          Section 5 below or any increased salary granted to the Executive pursuant to Section 5.

     (c) "Board" shall mean the Boards of Directors of the Companies.

     (d)  "Cause" shall mean:

          (i)  The Executive is convicted of a felony; or

          (ii) The Executive is guilty of willful gross neglect or willful gross misconduct in carrying out his duties under this Agreement, resulting, in either case, in material economic harm to a Company, unless the Executive believed in good faith that such act or nonact was in the best interests of such Company.

     (e) A "Change" shall mean the occurrence of any one of the following events:

          (i) Any "person," as such term is used in Sections 3(a)(9) and 13(d)of the Securities Exchange Act of 1923, becomes a "beneficial owner,"as such term is used in Rule 13d-3 promulgated under that Act, of 20% or more of the Voting Stock of a Company;

          (ii) The majority of either Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the date of this Agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director;

          (iii) A Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

          (iv) All or substantially all of the assets or business of a Company is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of such Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of such Company, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of such Company); or

          (v) A Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of such Company immediately prior to the combination hold, directly or indirectly, 50% or less of the Voting Stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by Affiliates of such other company in exchange for stock of such other company).

     (f) "Constructive Termination Without Cause" shall mean a termination of the Executive's employment at his initiative as provided in Section 7(c) below following the occurrence, without the Executive's prior written consent, of one or more of the following events (except in consequence of a prior termination):

          (i) A reduction in the Executive's then current Base Salary or the termination or material reduction of any employee benefit or perquisite enjoyed by him (other than as part of an across-the-board reduction applicable to all executive officers of the Companies);

          (ii) The failure to elect or reelect the Executive to any of the positions described in Section 4 below or removal of him from any such position;

          (iii) A material diminution in the Executive's duties or the assignment to the Executive of duties which are materially inconsistent with his duties or which materially impair the Executive's ability to function as the President and as a Director of the Companies or any other office to which he may be elected or appointed:

          (iv) The failure to continue the Executive's participation in any incentive compensation plan unless a plan providing a substantially similar opportunity is substituted;

          (v) The relocation of a Companies' principal office, or the Executive's own office location as assigned to him by a Company, to a location outside of the metropolitan area of Louisville, Kentucky; or

          (vi) The failure of a Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of such Company within 45 days after a merger, consolidation, sale or similar transaction.

     (g) "Disability" shall mean the Executive's inability to substantially perform his duties and responsibilities under this Agreement for a period of 180 consecutive days.

     (h) "Subsidiary" of a Company shall mean any corporation of which such Company owns, directly or indirectly, more than 50% of the Voting Stock.

     (i)  "Term of Employment" shall mean the period specified in
          Section 3 below.

     (j) "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

     2.   Cancellation of Old Agreement.

     The Amended and Restated Agreement between the Parties entered into as of April 5, 1993, is hereby revoked and canceled in its entirety.
     3.   Term of Employment.

     The Companies hereby employ the Executive, and the Executive hereby accepts such employment, for a five (5) year period commencing November 8, 1995 and continuing until the termination of his employment in accordance with the terms of this Agreement.

     4.   Position. Duties and Responsibilities.

     (a) During the term of Employment, the Executive shall continue to be employed as the President of the Companies with duties commensurate with that position. The Executive shall continue to serve as a member of the Boards. The Executive, in carrying out his duties under this Agreement, shall report to the Chief Executive Officer.

     (b) Anything herein to the contrary notwithstanding, nothing shall preclude the Executive from (i) serving on the boards of directors of a reasonable number of other corporations (except Executive will not serve on the board of any other financial institution) or the boards of a reasonable number of trade associations and/or charitable organizations, (ii) engaging in charitable activities and community affairs, and (iii) managing his personal investments and affairs, provided that such activities do not materially interfere with the proper performance of his duties and responsibilities as the Companies' President or any other office to which he may be elected or appointed.

     (c) Anything herein to the contrary notwithstanding, nothing shall preclude the Executive from serving on the board of the Bankers Bank of Kentucky.

     (d) Executive agrees that he will, consistent with Bank policy, refrain during the term of his employment and while receiving benefits hereunder from investing in any company that is a customer of the Companies.

     5.   Base Salary.

     The Executive shall be paid an annualized base Salary, payable in accordance with the regular payroll practices of the Companies, of $315,000.00. The Base Salary shall be reviewed no less frequently than annually for increase at the sole discretion of the Board and its Nominating and Executive Compensation Committee.

     In addition, the Companies shall pay or cause to be paid to Executive the sum of $200,000 as follows:

     (i) $125,000 on the first working day of the year following completion of five (5) years of service beginning with the effective date of this Agreement, provided that: if Executive fails to complete five (5) full years of service as aforesaid, then he shall not receive the $125,000 payment, and

     (ii) if Executive completes the five years of service as aforesaid, $25,000 per year for each full year of service thereafter for the following three years,

except that if the Executive's employment is terminated pursuant to
Section 8(a), 8(c) or 8(d) hereof prior to the completion of five
(5) full years of service as aforesaid or prior to completion of any of the following three years, then the Companies will pay or cause to be paid to Executive the difference between $200,000 and the amount previously paid hereunder upon the effective date of such termination.



     6.   Employee Benefit Programs.

     During the Term of Employment, the Executive shall be entitled to participate in all employee incentive, pension and welfare benefit plans and programs made available to the Companies' senior level executives or to its employees generally, as such plans or programs may be in effect from time to time, including without limitation, annual stock option grant, ESOP, bonus, pension, profit sharing, savings and other retirement plans or programs, medical, dental, hospitalization, short-term and long-term disability and life insurance plans, accidental death and dismemberment protection, travel accident insurance, and any other pension or retirement plans or programs and any other employee incentive compensation plan, employee welfare benefit plans or programs that may be sponsored by the Companies from time to time, including any plans that supplement the above-listed types of plans or programs, whether funded or unfunded.

     7.   Reimbursement of Business and Other Expenses.

     The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this agreement and the Companies shall promptly reimburse him for all business expenses incurred in connection with carrying out the business of the Companies, subject to documentation in accordance with the Companies' policy.

     8.   Termination of Employment.

     (a)  Termination Due to Disability. In the event the
          Executive's employment is terminated due to his Disability, he shall be entitled in each case to the greater of the benefits under the then current Companies disability benefits plan or the following:

          (i) An amount equal to the sum of 50% of Base Salary, at the annual rate in effect at termination of his employment, for a period ending with the end of the month in which he becomes 65, less the amount of any disability benefits provided to the Executive by the Companies under any disability plan and social security disability benefits;

          (ii) The balance of any incentive awards earned (but not yet paid);

          (iii) The continued right to exercise any stock option for the remainder of its term, such option to continue to become exercisable in accordance with the schedule set forth in the option;

          (iv) Any pension benefit that may become due pursuant to
               Section 6 above;

          (v) Continued accrual of credited service for the purpose of the pension benefit provided under
               Section 6 above during the period of the Executive's Disability or, if sooner, until the earlier of the Executive's election to commence receiving his pension under Section 6 above or his attainment of age 65;

          (vi) Continued participation in medical, dental, hospitalization and life insurance coverage and in all other employee plans and programs in which he was participating on the date of termination of his employment due to Disability until he attains age 65; and

          (vii) Other or additional benefits in accordance with applicable plans and programs of the Companies.

     If the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in clause (vi) above, he shall be provided the after-tax economic equivalent of the benefits provided under the plan or program in which he is unable to participate. The economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis.

     In no event shall a termination of the Executive's employment for Disability occur unless the Party terminating his employment gives written notice to the other Party in accordance with Section 16 below.

     (b)  Termination by the Company for Cause.

          (i) A termination for Cause shall not take effect unless the provisions of this paragraph (i) are complied with. The Executive shall be given written notice by the Board of the intention to terminate him for Cause, such notice (A) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Cause is based and (B) to be given within six months of the Board learning of such act or acts or failure to act. The Executive shall have 10 days after the date that such written notice has been given to the Executive in which to request a hearing before the Board. Such hearing shall be held within 15 days of such notice to the Executive, provided he requests such hearing.

          (ii) In the event the Companies terminate the Executive's employment for Cause, he shall be entitled to:

               (A)  The Base Salary through the date of the
                    termination of his employment for Cause;

               (B) Any incentive awards earned (but not yet paid);

               (C)  Any pension benefit that may become due
                    pursuant to Section 6 above, determined as of the date of such termination;

               (D) Other or additional benefits in accordance with applicable plans or programs of the Companies to the date of termination.

     (c)  Termination Without Cause or Constructive Termination
          Without Cause. In the event the Executive's employment is terminated without Cause, other than due to Disability or death, or in the event there is a Constructive
          Termination Without Cause, the Executive shall be entitled to:

               (i)  The Base Salary through the date of
                    termination of the Executive's employment;

               (ii) The Base Salary, at the annualized rate in
                    effect on the date of termination of the Executive's employment (or in the event a reduction in Base Salary is the basis for a Constructive Termination Without Cause, then the Base Salary in effect immediately prior to such reduction), for a period of 36 months following such termination; provided that at the Executive's option the Companies shall pay him the present value of such salary continuation payments in a lump sum (using as the discount rate the Applicable Federal Rate for short term Treasury obligations as published by the Internal Revenue Service for the month in which such termination occurs);

               (iii)     The balance of any incentive awards
                         earned (but not yet paid);

               (iv) The right to exercise any stock option in
                    full, whether or not such right is exercisable pursuant to the terms of the grant.

               (v)  Any pension benefit that may become due
                    pursuant to Section 6 above;

               (vi) Continued accrual of credited service for the
                    purpose of the pension benefit provided under
                    Section 6 above for the period of 36 months or his attainment of age 65, whichever shall first occur;

               (vii) Continued participation in all medical, dental, hospitalization and life insurance coverage and in other employee benefit plans or programs in which he was participating on the date of the termination of his employment until the earlier of:

                    (A) The end of the period during which he is receiving salary continuation payments
                         (or in respect of which a lump-sum
                         severance payment is made);

                    (B)  The date, or dates, he receives
                         equivalent coverage and benefits under
                         the plans and programs of a subsequent
                         employer (such coverages and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (x) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause (vii) of this
                         Section 8(c), he shall be provided with
                         the after-tax economic equivalent of the benefit provided under the plan or program in which he is unable to participate for the period specified in this clause (vii) of this Section 8(c),
                         (y) the economic equivalent of any
                         benefit foregone shall be deemed to be
                         the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

               (viii)    Other or additional benefits in
                         accordance with applicable plans and
                         programs of the Companies to the date of termination.

          (d) Termination of Employment Following a Change in Control. If following a change in Control, the Executive's employment is terminated without Cause or there is a Constructive Termination Without Cause, the Executive shall be entitled to the payments and benefits provided in Section 8(c), provided that the salary continuation payments shall be paid in a lump sum without any discount. Also, immediately following a Change in Control, all amounts, entitlements or benefits in which he is not yet vested shall become fully vested except to the extent such vesting would be inconsistent with the terms of the relevant plan.

          (e) Voluntary Termination. In the event of a termination of employment by the Executive on his own initiative other than a termination due to death or Disability or a Constructive Termination without Cause, the Executive shall have the same entitlements as provided in Section 8(b)(ii) for a Termination for Cause. A voluntary termination under this Section 8(e) shall be effective upon 30 days prior notice to a Company and shall not be deemed a breach of this Agreement.

          (f) Limitation Following a Change in Control. In the event that the termination of the Executive's employment is for one of the reasons set forth in
               Section 8(e) above and the aggregate of all payments or benefits made or provided to the Executive under Section 8(d) above and under all other plans and programs of the Companies (the "Aggregate Payment") is determined to constitute a Parachute Payment, as such term is defined in
               Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, notwithstanding any other provision of this Agreement to the contrary the aggregate amount of payments or benefits paid by the Companies to the Executive pursuant to this Agreement, the amount to be paid to the Executive and the time of payment pursuant to this Section 8(f) shall be adjusted so as to make such payments fully deductible by a Company. If the parties are unable to agree upon an Auditor to calculate such an adjustment, then the Executive and Companies shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

          (g) No Mitigation - No Offset. In the event of any termination of employment under this Section 8, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this
               Section 8.

          (h)  Nature of Payments. Any amounts due under this
               Section 8 are in the nature of severance payments considered to be reasonable by the Companies and are not in the nature of a penalty.

     9.   Indemnification.

     (a) The Companies agree that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Companies or is or was serving at the request of the Companies as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Companies to the fullest extent permitted or authorized by the Companies' certificates of incorporation or bylaws or, if greater, by the laws of the State of Kentucky, against all cost, expense, liability and loss (including, without limitation, reasonable attorney's fees, judgments, fines, ERISA fines, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Companies or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Companies shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by a Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

     (b) Neither the failure of a Company (including its board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any proceeding concerning payment of amounts claimed by the Executive under Section 10(a) that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by a Company (including its board of directors, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

     (c) The Companies agree to continue and maintain a directors' and officers' liability insurance policy covering the Executive to the extent either Company provides such coverage for its other executive officers.

     10.  Representation.

     The Companies represent and warrant that they are fully authorized and empowered to enter into this Agreement and that the performance of their obligations under this Agreement will not violate any agreement between it and any other person, form or organization.

     11.  Entire Agreement.

     This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

     12.  Amendment or Waiver.

     No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Companies. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Companies, as the case may be.

     13.  Severability.

     In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

     14.  Survivorship.

     The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

     15.  Resolution of Disputes.

     Any disputes arising under or in connection with this Agreement shall, at the election of the Executive or the Companies, be resolved by binding arbitration, to be held in Kentucky in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, attorneys' fees of both Parties, shall be borne by the Companies, provided that if the arbitrator(s) determine that the claims or defenses of the Executive were without any reasonable basis, each Party shall bear his or its own costs.

     16.  Notices.

     Any notice given to a party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

     If to the Companies:               Mid-America Bancorp, Inc.
                                   P.O. Box 1101
                                   Louisville, KY 40201-1101


     Attention:                         Bertram W. Klein


     If to the Executive:                    ORSON OLIVER
                                   #12 Nuirfield Place
                                   Louisville. KY 40222



     17.  Headings.

     The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



                                MID-AMERICA BANCORP, INC.

                        By: /s/Bertram W. Klein
                               Bertram W. Klein
                                Title:    Chairman of the Board



                                MID-AMERICA BANK OF LOUISVILLE &
                                TRUST COMPANY


                        By: /s/Bertram W. Klein
                               Bertram W. Klein
                            Title: Chairman of the Board



                             /s/ Orson Oliver
                                  Orson Oliver

                                                  Exhibit 10 (d)

                       EMPLOYMENT AGREEMENT

     THIS AGREEMENT, made and entered into as of the 8th day of November , 1995 by and between MID AMERICA BANCORP, INC., a Kentucky corporation and MID AMERICA BANK OF LOUISVILLE & TRUST COMPANY, a Kentucky Combined Bank and Trust Company, (together with their successors and assigns permitted under this Agreement, the "Companies), and DAVID KLEIN (the "Executive").

                       W I T N E S S E T H:

     WHEREAS, the Companies and the Executive are parties to an Amended and Restated Agreement dated as of April 5, 1993, covering the employment relationship of Executive with Companies, and

     WHEREAS, the Parties desire to cancel that Agreement and replace it in its entirety with this Employment Agreement (this
"Agreement").

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Companies and the Executive (individually a "Party" and together the "Parties") agree as follows:

     1.   Definitions.

     (a) "Affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.

     (b)  "Base Salary" shall mean the salary provided for in
          Section 5 below or any increased salary granted to the Executive pursuant to Section 5.

     (c) "Board" shall mean the Boards of Directors of the Companies.

     (d)  "Cause" shall mean:

          (i)  The Executive is convicted of a felony; or

          (ii) The Executive is guilty of willful gross neglect or willful gross misconduct in carrying out his duties under this Agreement, resulting, in either case, in material economic harm to a Company, unless the Executive believed in good faith that such act or nonact was in the best interests of such Company.

     (e) A "Change" shall mean the occurrence of any one of the following events:

          (i) Any "person," as such term is used in Sections 3(a)(9) and 13(d)of the Securities Exchange Act of 1923, becomes a "beneficial owner,"as such term is used in Rule 13d-3 promulgated under that Act, of 20% or more of the Voting Stock of a Company;

          (ii) The majority of either Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the date of this Agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director;

          (iii) A Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

          (iv) All or substantially all of the assets or business of a Company is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of such Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of such Company, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of such Company); or

          (v) A Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of such Company immediately prior to the combination hold, directly or indirectly, 50% or less of the Voting Stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by Affiliates of such other company in exchange for stock of such other company).

     (f) "Constructive Termination Without Cause" shall mean a termination of the Executive's employment at his initiative as provided in Section 7(c) below following the occurrence, without the Executive's prior written consent, of one or more of the following events (except in consequence of a prior termination):

          (i) A reduction in the Executive's then current Base Salary or the termination or material reduction of any employee benefit or perquisite enjoyed by him (other than as part of an across-the-board reduction applicable to all executive officers of the Companies);

          (ii) The failure to elect or reelect the Executive to any of the positions described in Section 4 below or removal of him from any such position;

          (iii) A material diminution in the Executive's duties or the assignment to the Executive of duties which are materially inconsistent with his duties or which materially impair the Executive's ability to function as Executive Vice President or any other office to which he may be elected or appointed:

          (iv) The failure to continue the Executive's participation in any incentive compensation plan unless a plan providing a substantially similar opportunity is substituted;

          (v) The relocation of a Companies' principal office, or the Executive's own office location as assigned to him by a Company, to a location outside of the metropolitan area of Louisville, Kentucky; or

          (vi) The failure of a Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of such Company within 45 days after a merger, consolidation, sale or similar transaction.

     (g) "Disability" shall mean the Executive's inability to substantially perform his duties and responsibilities under this Agreement for a period of 180 consecutive days.

     (h) "Subsidiary" of a Company shall mean any corporation of which such Company owns, directly or indirectly, more than 50% of the Voting Stock.

     (i)  "Term of Employment" shall mean the period specified in
          Section 3 below.

     (j) "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

     2.   Cancellation of Old Agreement.

     The Amended and Restated Agreement between the Parties entered into as of April 5, 1993, is hereby revoked and canceled in its entirety.
     3.   Term of Employment.

     The Companies hereby employ the Executive, and the Executive hereby accepts such employment, for a five (5) year period commencing November 8, 1995 and continuing until the termination of his employment in accordance with the terms of this Agreement.

     4.   Position. Duties and Responsibilities.

     (a) During the term of Employment, the Executive shall continue to be employed as Executive Vice President of the Companies with duties commensurate with that position. The Executive, in carrying out his duties under this Agreement, shall report to the Chief Executive
          Officer.

     (b) Anything herein to the contrary notwithstanding, nothing shall preclude the Executive from (i) serving on the boards of directors of a reasonable number of other corporations (except Executive will not serve on the board of any other financial institution) or the boards of a reasonable number of trade associations and/or charitable organizations, (ii) engaging in charitable activities and community affairs, and (iii) managing his personal investments and affairs, provided that such activities do not materially interfere with the proper performance of his duties and responsibilities as the Companies' Executive Vice President or any other office to which he may be elected or appointed.

     (c) Executive agrees that he will, consistent with Bank policy, refrain during the term of his employment and while receiving benefits hereunder from investing in any company that is a customer of the Companies.

     5.   Base Salary.

     The Executive shall be paid an annualized base Salary, payable in accordance with the regular payroll practices of the Companies, of $132,000.00. The Base Salary shall be reviewed no less frequently than annually for increase at the sole discretion of the Board and its Nominating and Executive Compensation Committee.

     6.   Employee Benefit Programs.

     During the Term of Employment, the Executive shall be entitled to participate in all employee incentive, pension and welfare benefit plans and programs made available to the Companies' senior level executives or to its employees generally, as such plans or programs may be in effect from time to time, including without limitation, annual stock option grant, ESOP, bonus, pension, profit sharing, savings and other retirement plans or programs, medical, dental, hospitalization, short-term and long-term disability and life insurance plans, accidental death and dismemberment protection, travel accident insurance, and any other pension or retirement plans or programs and any other employee incentive compensation plan, employee welfare benefit plans or programs that may be sponsored by the Companies from time to time, including any plans that supplement the above-listed types of plans or programs, whether funded or unfunded.

     7.   Reimbursement of Business and Other Expenses.

     The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this agreement and the Companies shall promptly reimburse him for all business expenses incurred in connection with carrying out the business of the Companies, subject to documentation in accordance with the Companies' policy.

     8.   Termination of Employment.

     (a)  Termination by the Company for Cause.

          (i) A termination for Cause shall not take effect unless the provisions of this paragraph (i) are complied with. The Executive shall be given written notice by the Board of the intention to terminate him for Cause, such notice (A) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Cause is based and (B) to be given within six months of the Board learning of such act or acts or failure to act. The Executive shall have 10 days after the date that such written notice has been given to the Executive in which to request a hearing before the Board. Such hearing shall be held within 15 days of such notice to the Executive, provided he requests such hearing.

          (ii) In the event the Companies terminate the Executive's employment for Cause, he shall be entitled to:

               (A)  The Base Salary through the date of the
                    termination of his employment for Cause;

               (B) Any incentive awards earned (but not yet paid);

               (C)  Any pension benefit that may become due
                    pursuant to Section 6 above, determined as of the date of such termination;

               (D) Other or additional benefits in accordance with applicable plans or programs of the Companies to the date of termination.

     (b)  Termination Without Cause or Constructive Termination
          Without Cause. In the event the Executive's employment is terminated without Cause, other than due to Disability or death, or in the event there is a Constructive
          Termination Without Cause, the Executive shall be entitled to:

               (i)  The Base Salary through the date of
                    termination of the Executive's employment;

               (ii) The Base Salary, at the annualized rate in
                    effect on the date of termination of the Executive's employment (or in the event a reduction in Base Salary is the basis for a Constructive Termination Without Cause, then the Base Salary in effect immediately prior to such reduction), for a period of 36 months following such termination; provided that at the Executive's option the Companies shall pay him the present value of such salary continuation payments in a lump sum (using as the discount rate the Applicable Federal Rate for short term Treasury obligations as published by the Internal Revenue Service for the month in which such termination occurs);

               (iii)     The balance of any incentive awards
                         earned (but not yet paid);

               (iv) The right to exercise any stock option in
                    full, whether or not such right is exercisable pursuant to the terms of the grant.

               (v)  Any pension benefit that may become due
                    pursuant to Section 6 above;

               (vi) Continued accrual of credited service for the
                    purpose of the pension benefit provided under
                    Section 6 above for the period of 36 months or his attainment of age 65, whichever shall first occur;

               (vii) Continued participation in all medical, dental, hospitalization and life insurance coverage and in other employee benefit plans or programs in which he was participating on the date of the termination of his employment until the earlier of:

                    (A) The end of the period during which he is receiving salary continuation payments
                         (or in respect of which a lump-sum
                         severance payment is made);

                    (B)  The date, or dates, he receives
                         equivalent coverage and benefits under
                         the plans and programs of a subsequent
                         employer (such coverages and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (x) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause (vii) of this
                         Section 8(c), he shall be provided with
                         the after-tax economic equivalent of the benefit provided under the plan or program in which he is unable to participate for the period specified in this clause (vii) of this Section 8(c),
                         (y) the economic equivalent of any
                         benefit foregone shall be deemed to be
                         the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

               (viii)    Other or additional benefits in
                         accordance with applicable plans and
                         programs of the Companies to the date of termination.

          (c) Termination of Employment Following a Change in Control. If following a change in Control, the Executive's employment is terminated without Cause or there is a Constructive Termination Without Cause, the Executive shall be entitled to the payments and benefits provided in Section 8(c), provided that the salary continuation payments shall be paid in a lump sum without any discount. Also, immediately following a Change in Control, all amounts, entitlements or benefits in which he is not yet vested shall become fully vested except to the extent such vesting would be inconsistent with the terms of the relevant plan.

          (d) Voluntary Termination. In the event of a termination of employment by the Executive on his own initiative other than a termination due to death or Disability or a Constructive Termination without Cause, the Executive shall have the same entitlements as provided in Section 8(b)(ii) for a Termination for Cause. A voluntary termination under this Section 8(d) shall be effective upon 30 days prior notice to a Company and shall not be deemed a breach of this Agreement.

          (e) Limitation Following a Change in Control. In the event that the termination of the Executive's employment is for one of the reasons set forth in
               Section 8(d) above and the aggregate of all payments or benefits made or provided to the Executive under Section 8(c) above and under all other plans and programs of the Companies (the "Aggregate Payment") is determined to constitute a Parachute Payment, as such term is defined in
               Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, notwithstanding any other provision of this Agreement to the contrary the aggregate amount of payments or benefits paid by the Companies to the Executive pursuant to this Agreement, the amount to be paid to the Executive and the time of payment pursuant to this Section 8(e) shall be adjusted so as to make such payments fully deductible by a Company. If the parties are unable to agree upon an Auditor to calculate such an adjustment, then the Executive and Companies shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

          (f) No Mitigation - No Offset. In the event of any termination of employment under this Section 8, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this
               Section 8.

          (h)  Nature of Payments. Any amounts due under this
               Section 8 are in the nature of severance payments considered to be reasonable by the Companies and are not in the nature of a penalty.

     9.   Indemnification.

     (a) The Companies agree that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Companies or is or was serving at the request of the Companies as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Companies to the fullest extent permitted or authorized by the Companies' certificates of incorporation or bylaws or, if greater, by the laws of the State of Kentucky, against all cost, expense, liability and loss (including, without limitation, reasonable attorney's fees, judgments, fines, ERISA fines, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Companies or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Companies shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by a Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

     (b) Neither the failure of a Company (including its board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any proceeding concerning payment of amounts claimed by the Executive under Section 9(a) that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by a Company (including its board of directors, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

     (c) The Companies agree to continue and maintain a directors' and officers' liability insurance policy covering the Executive to the extent either Company provides such coverage for its other executive officers.

     10.  Representation.

     The Companies represent and warrant that they are fully authorized and empowered to enter into this Agreement and that the performance of their obligations under this Agreement will not violate any agreement between it and any other person, form or organization.

     11.  Entire Agreement.

     This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

     12.  Amendment or Waiver.

     No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Companies. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Companies, as the case may be.

     13.  Severability.

     In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

     14.  Survivorship.

     The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

     15.  Resolution of Disputes.

     Any disputes arising under or in connection with this Agreement shall, at the election of the Executive or the Companies, be resolved by binding arbitration, to be held in Kentucky in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, attorneys' fees of both Parties, shall be borne by the Companies, provided that if the arbitrator(s) determine that the claims or defenses of the Executive were without any reasonable basis, each Party shall bear his or its own costs.

     16.  Notices.

     Any notice given to a party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

     If to the Companies:               Mid-America Bancorp, Inc.
                                   P.O. Box 1101
                                   Louisville, KY 40201-1101
                    Attention:          Bertram W. Klein


     If to the Executive:                    David Klein
                                   5846 Brittany Woods Circle
                                   Louisville. KY 40222


     17.  Headings.

     The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.
     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



                                MID-AMERICA BANCORP, INC.

                        By: /s/Bertram W. Klein
                               Bertram W. Klein
                          Title: Chairman of the Board




                                MID-AMERICA BANK OF LOUISVILLE &
                                TRUST COMPANY


                        By: /s/Bertram W. Klein
                               Bertram W. Klein
                          Title: Chairman of the Board



                                        /s/ David Klein
                                        DAVID KLEIN

                                                  Exhibit 10 (e)

                       EMPLOYMENT AGREEMENT

     THIS AGREEMENT, made and entered into as of the 8th day of November , 1995 by and between MID AMERICA BANCORP, INC., a Kentucky corporation and MID AMERICA BANK OF LOUISVILLE & TRUST COMPANY, a Kentucky Combined Bank and Trust Company, (together with their successors and assigns permitted under this Agreement, the "Companies), and RICHARD KLEIN (the "Executive").

                       W I T N E S S E T H:

     WHEREAS, the Companies and the Executive are parties to an Amended and Restated Agreement dated as of April 5, 1993, covering the employment relationship of Executive with Companies, and

     WHEREAS, the Parties desire to cancel that Agreement and replace it in its entirety with this Employment Agreement (this
"Agreement").

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Companies and the Executive (individually a "Party" and together the "Parties") agree as follows:

     1.   Definitions.

     (a) "Affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.

     (b)  "Base Salary" shall mean the salary provided for in
          Section 5 below or any increased salary granted to the Executive pursuant to Section 5.

     (c) "Board" shall mean the Boards of Directors of the Companies.

     (d)  "Cause" shall mean:

          (i)  The Executive is convicted of a felony; or

          (ii) The Executive is guilty of willful gross neglect or willful gross misconduct in carrying out his duties under this Agreement, resulting, in either case, in material economic harm to a Company, unless the Executive believed in good faith that such act or nonact was in the best interests of such Company.

     (e) A "Change" shall mean the occurrence of any one of the following events:

          (i) Any "person," as such term is used in Sections 3(a)(9) and 13(d)of the Securities Exchange Act of 1923, becomes a "beneficial owner,"as such term is used in Rule 13d-3 promulgated under that Act, of 20% or more of the Voting Stock of a Company;

          (ii) The majority of either Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the date of this Agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director;

          (iii) A Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

          (iv) All or substantially all of the assets or business of a Company is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of such Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of such Company, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of such Company); or

          (v) A Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of such Company immediately prior to the combination hold, directly or indirectly, 50% or less of the Voting Stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by Affiliates of such other company in exchange for stock of such other company).

     (f) "Constructive Termination Without Cause" shall mean a termination of the Executive's employment at his initiative as provided in Section 7(c) below following the occurrence, without the Executive's prior written consent, of one or more of the following events (except in consequence of a prior termination):

          (i) A reduction in the Executive's then current Base Salary or the termination or material reduction of any employee benefit or perquisite enjoyed by him (other than as part of an across-the-board reduction applicable to all executive officers of the Companies);

          (ii) The failure to elect or reelect the Executive to any of the positions described in Section 4 below or removal of him from any such position;

          (iii) A material diminution in the Executive's duties or the assignment to the Executive of duties which are materially inconsistent with his duties or which materially impair the Executive's ability to function as Executive Vice President or any other office to which he may be elected or appointed:

          (iv) The failure to continue the Executive's participation in any incentive compensation plan unless a plan providing a substantially similar opportunity is substituted;

          (v) The relocation of a Companies' principal office, or the Executive's own office location as assigned to him by a Company, to a location outside of the metropolitan area of Louisville, Kentucky; or

          (vi) The failure of a Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of such Company within 45 days after a merger, consolidation, sale or similar transaction.

     (g) "Disability" shall mean the Executive's inability to substantially perform his duties and responsibilities under this Agreement for a period of 180 consecutive days.

     (h) "Subsidiary" of a Company shall mean any corporation of which such Company owns, directly or indirectly, more than 50% of the Voting Stock.

     (i)  "Term of Employment" shall mean the period specified in
          Section 3 below.

     (j) "Voting Stock" shall mean capital stock of any class or classes having general voting power under ordinary circumstances, in the absence of contingencies, to elect the directors of a corporation.

     2.   Cancellation of Old Agreement.

     The Amended and Restated Agreement between the Parties entered into as of April 5, 1993, is hereby revoked and canceled in its entirety.
     3.   Term of Employment.

     The Companies hereby employ the Executive, and the Executive hereby accepts such employment, for a five (5) year period commencing November 8, 1995 and continuing until the termination of his employment in accordance with the terms of this Agreement.

     4.   Position. Duties and Responsibilities.

     (a) During the term of Employment, the Executive shall continue to be employed as Executive Vice President of the Companies with duties commensurate with that position. The Executive, in carrying out his duties under this Agreement, shall report to the Chief Executive
          Officer.

     (b) Anything herein to the contrary notwithstanding, nothing shall preclude the Executive from (i) serving on the boards of directors of a reasonable number of other corporations (except Executive will not serve on the board of any other financial institution) or the boards of a reasonable number of trade associations and/or charitable organizations, (ii) engaging in charitable activities and community affairs, and (iii) managing his personal investments and affairs, provided that such activities do not materially interfere with the proper performance of his duties and responsibilities as the Companies' Executive Vice President or any other office to which he may be elected or appointed.

     (c) Executive agrees that he will, consistent with Bank policy, refrain during the term of his employment and while receiving benefits hereunder from investing in any company that is a customer of the Companies.

     5.   Base Salary.

     The Executive shall be paid an annualized base Salary, payable in accordance with the regular payroll practices of the Companies, of $115,500.00. The Base Salary shall be reviewed no less frequently than annually for increase at the sole discretion of the Board and its Nominating and Executive Compensation Committee.

     6.   Employee Benefit Programs.

     During the Term of Employment, the Executive shall be entitled to participate in all employee incentive, pension and welfare benefit plans and programs made available to the Companies' senior level executives or to its employees generally, as such plans or programs may be in effect from time to time, including without limitation, annual stock option grant, ESOP, bonus, pension, profit sharing, savings and other retirement plans or programs, medical, dental, hospitalization, short-term and long-term disability and life insurance plans, accidental death and dismemberment protection, travel accident insurance, and any other pension or retirement plans or programs and any other employee incentive compensation plan, employee welfare benefit plans or programs that may be sponsored by the Companies from time to time, including any plans that supplement the above-listed types of plans or programs, whether funded or unfunded.

     7.   Reimbursement of Business and Other Expenses.

     The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this agreement and the Companies shall promptly reimburse him for all business expenses incurred in connection with carrying out the business of the Companies, subject to documentation in accordance with the Companies' policy.

     8.   Termination of Employment.

     (a)  Termination by the Company for Cause.

          (i) A termination for Cause shall not take effect unless the provisions of this paragraph (i) are complied with. The Executive shall be given written notice by the Board of the intention to terminate him for Cause, such notice (A) to state in detail the particular act or acts or failure or failures to act that constitute the grounds on which the proposed termination for Cause is based and (B) to be given within six months of the Board learning of such act or acts or failure to act. The Executive shall have 10 days after the date that such written notice has been given to the Executive in which to request a hearing before the Board. Such hearing shall be held within 15 days of such notice to the Executive, provided he requests such hearing.

          (ii) In the event the Companies terminate the Executive's employment for Cause, he shall be entitled to:

               (A)  The Base Salary through the date of the
                    termination of his employment for Cause;

               (B) Any incentive awards earned (but not yet paid);

               (C)  Any pension benefit that may become due
                    pursuant to Section 6 above, determined as of the date of such termination;

               (D) Other or additional benefits in accordance with applicable plans or programs of the Companies to the date of termination.

     (b)  Termination Without Cause or Constructive Termination
          Without Cause. In the event the Executive's employment is terminated without Cause, other than due to Disability or death, or in the event there is a Constructive
          Termination Without Cause, the Executive shall be entitled to:

               (i)  The Base Salary through the date of
                    termination of the Executive's employment;

               (ii) The Base Salary, at the annualized rate in
                    effect on the date of termination of the Executive's employment (or in the event a reduction in Base Salary is the basis for a Constructive Termination Without Cause, then the Base Salary in effect immediately prior to such reduction), for a period of 36 months following such termination; provided that at the Executive's option the Companies shall pay him the present value of such salary continuation payments in a lump sum (using as the discount rate the Applicable Federal Rate for short term Treasury obligations as published by the Internal Revenue Service for the month in which such termination occurs);

               (iii)     The balance of any incentive awards
                         earned (but not yet paid);

               (iv) The right to exercise any stock option in
                    full, whether or not such right is exercisable pursuant to the terms of the grant.

               (v)  Any pension benefit that may become due
                    pursuant to Section 6 above;

               (vi) Continued accrual of credited service for the
                    purpose of the pension benefit provided under
                    Section 6 above for the period of 36 months or his attainment of age 65, whichever shall first occur;

               (vii) Continued participation in all medical, dental, hospitalization and life insurance coverage and in other employee benefit plans or programs in which he was participating on the date of the termination of his employment until the earlier of:

                    (A) The end of the period during which he is receiving salary continuation payments
                         (or in respect of which a lump-sum
                         severance payment is made);

                    (B)  The date, or dates, he receives
                         equivalent coverage and benefits under
                         the plans and programs of a subsequent
                         employer (such coverages and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (x) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause (vii) of this
                         Section 8(c), he shall be provided with
                         the after-tax economic equivalent of the benefit provided under the plan or program in which he is unable to participate for the period specified in this clause (vii) of this Section 8(c),
                         (y) the economic equivalent of any
                         benefit foregone shall be deemed to be
                         the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

               (viii)    Other or additional benefits in
                         accordance with applicable plans and
                         programs of the Companies to the date of termination.

          (c) Termination of Employment Following a Change in Control. If following a change in Control, the Executive's employment is terminated without Cause or there is a Constructive Termination Without Cause, the Executive shall be entitled to the payments and benefits provided in Section 8(c), provided that the salary continuation payments shall be paid in a lump sum without any discount. Also, immediately following a Change in Control, all amounts, entitlements or benefits in which he is not yet vested shall become fully vested except to the extent such vesting would be inconsistent with the terms of the relevant plan.

          (d) Voluntary Termination. In the event of a termination of employment by the Executive on his own initiative other than a termination due to death or Disability or a Constructive Termination without Cause, the Executive shall have the same entitlements as provided in Section 8(b)(ii) for a Termination for Cause. A voluntary termination under this Section 8(d) shall be effective upon 30 days prior notice to a Company and shall not be deemed a breach of this Agreement.

          (e) Limitation Following a Change in Control. In the event that the termination of the Executive's employment is for one of the reasons set forth in
               Section 8(d) above and the aggregate of all payments or benefits made or provided to the Executive under Section 8(c) above and under all other plans and programs of the Companies (the "Aggregate Payment") is determined to constitute a Parachute Payment, as such term is defined in
               Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, notwithstanding any other provision of this Agreement to the contrary the aggregate amount of payments or benefits paid by the Companies to the Executive pursuant to this Agreement, the amount to be paid to the Executive and the time of payment pursuant to this Section 8(e) shall be adjusted so as to make such payments fully deductible by a Company. If the parties are unable to agree upon an Auditor to calculate such an adjustment, then the Executive and Companies shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

          (f) No Mitigation - No Offset. In the event of any termination of employment under this Section 8, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this
               Section 8.

          (h)  Nature of Payments. Any amounts due under this
               Section 8 are in the nature of severance payments considered to be reasonable by the Companies and are not in the nature of a penalty.

     9.   Indemnification.

     (a) The Companies agree that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Companies or is or was serving at the request of the Companies as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Companies to the fullest extent permitted or authorized by the Companies' certificates of incorporation or bylaws or, if greater, by the laws of the State of Kentucky, against all cost, expense, liability and loss (including, without limitation, reasonable attorney's fees, judgments, fines, ERISA fines, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Companies or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Companies shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by a Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

     (b) Neither the failure of a Company (including its board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any proceeding concerning payment of amounts claimed by the Executive under Section 9(a) that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by a Company (including its board of directors, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

     (c) The Companies agree to continue and maintain a directors' and officers' liability insurance policy covering the Executive to the extent either Company provides such coverage for its other executive officers.

     10.  Representation.

     The Companies represent and warrant that they are fully authorized and empowered to enter into this Agreement and that the performance of their obligations under this Agreement will not violate any agreement between it and any other person, form or organization.

     11.  Entire Agreement.

     This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

     12.  Amendment or Waiver.

     No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Companies. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Companies, as the case may be.

     13.  Severability.

     In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

     14.  Survivorship.

     The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

     15.  Resolution of Disputes.

     Any disputes arising under or in connection with this Agreement shall, at the election of the Executive or the Companies, be resolved by binding arbitration, to be held in Kentucky in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, attorneys' fees of both Parties, shall be borne by the Companies, provided that if the arbitrator(s) determine that the claims or defenses of the Executive were without any reasonable basis, each Party shall bear his or its own costs.

     16.  Notices.

     Any notice given to a party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

     If to the Companies:               Mid-America Bancorp, Inc.
                                   P.O. Box 1101
                                   Louisville, KY 40201-1101
                    Attention:          Bertram W. Klein


     If to the Executive:                    Richard Klein
                                   9803 Melissa Drive
                                   Louisville. KY 40223


     17.  Headings.

     The headings of the sections contained in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any provision of this Agreement.
     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



                                MID-AMERICA BANCORP, INC.

                        By: /s/Bertram W. Klein
                               Bertram W. Klein
                          Title: Chairman of the Board



                                MID-AMERICA BANK OF LOUISVILLE &
                                TRUST COMPANY


                        By: /s/Bertram W. Klein
                               Bertram W. Klein
                          Title: Chairman of the Board


                                        /s/ Richard Klein
                                        RICHARD KLEIN

                                                  Exhibit 10 (f)

                       EMPLOYMENT AGREEMENT

     THIS AGREEMENT, made and entered into as of the 1st day of March , 1996 by and between MID AMERICA BANCORP, INC., a Kentucky corporation and MID AMERICA BANK OF LOUISVILLE & TRUST COMPANY, a
Kentucky Combined Bank and Trust Company, (together with their successors and assigns permitted under this Agreement, the "Companies), and ROBERT H. SACHS (the "Executive").

                       W I T N E S S E T H:

     WHEREAS, the Companies and the Executive are parties to an Amended and Restated Agreement dated as of April 5, 1993, covering the employment relationship of Executive with Companies, and

     WHEREAS, the Parties desire to cancel that Agreement and replace it in its entirety with this Employment Agreement (this "Agreement").

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Companies and the Executive (individually a "Party" and together the "Parties") agree as follows:

1.   Definitions.

     (a) "Affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.

     (b) Except as provided in Section 8 hereof, "Base Salary" shall mean the salary provided for in Section 5 below or any increased salary granted to the Executive pursuant to
          Section 5.

     (c) "Board" shall mean the Boards of Directors of the Companies.

     (d)  "Cause" shall mean:

          (i)  The Executive is convicted of a felony; or

          (ii) The Executive is guilty of willful gross neglect or willful gross misconduct in carrying out his duties under this Agreement, resulting, in either case, in material economic harm to a Company, unless the Executive believed in good faith that such act or nonact was in the best interests of such Company.

     (e) A "Change of Control" shall mean the occurrence of any one of the following events:

          (i) Bertram W. Klein ceases to be Chairman of the Companies at any time prior to January 1, 1999;

          (ii) Any "person," as such term is used in Sections
               3(a)(9) and 13(d)of the Securities Exchange Act of
               1923, becomes a "beneficial owner,"as such term is used in Rule 13d-3 promulgated under that Act, of 20% or more of the Voting Stock of a Company;

          (iii) The majority of either Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the date of this Agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director;

          (iv) A Company adopts any plan of liquidation providing for the distribution of all or substantially all of its assets;

          (v) All or substantially all of the assets or business of a Company is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of such Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of such Company, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of such Company); or

          (vi) A Company combines with another company and is the surviving corporation but, immediately after the combination, the shareholders of such Company immediately prior to the combination hold, directly or indirectly, 50% or less of the Voting Stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by Affiliates of such other company in exchange for stock of such other company).

     (f) "Constructive Termination Without Cause" shall mean a termination of the Executive's employment at his initiative as provided in Section 8(d) below following the occurrence, without the Executive's prior written consent, of one or more of the following events (except in consequence of a prior termination):

          (i) A reduction in the Executive's then current Base Salary or the termination or material reduction of any employee benefit or perquisite enjoyed by him (other than as part of an across-the-board reduction applicable to all executive officers of the Companies);

          (ii) The failure to elect or reelect the Executive to any of the positions described in Section 4 below or removal of him from any such position;

          (iii) A material diminution in the Executive's duties or the assignment to the Executive of duties which are materially inconsistent with his duties or which materially impair the Executive's ability to function as the President and as a Director of the Companies or any other office to which he may be elected or appointed:

          (iv) The failure to continue the Executive's participation in any incentive compensation plan unless a plan providing a substantially similar opportunity is substituted;

          (v) The relocation of a Companies' principal office, or the Executive's own office location as assigned to him by a Company, to a location outside of the metropolitan area of Louisville, Kentucky; or

          (vi) The failure of a Company to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of such Company within 45 days after a merger, consolidation, sale or similar transaction.

     (g) "Disability" shall mean the Executive's inability to substantially perform his duties and responsibilities under this Agreement for a period of 180 consecutive days.

     (h)  "Term of Employment" shall mean the period specified in
          Section 3 below.

2. Cancellation of Old Agreement. The Agreement between the Parties entered into as of April 5, 1993, is hereby revoked and canceled in its entirety.

3. Term of Employment. The employment of the Executive will continue through December 31, 1998, or until the earlier termination of his employment in accordance with the terms of this Agreement.

4.   Position. Duties and Responsibilities.

     (a) During the term of Employment, the Executive shall continue to be employed as Executive Vice President of the Companies with duties commensurate with that position. The Executive, in carrying out his duties under this Agreement, shall report to the Chief Executive Officer.

     (b) Anything herein to the contrary notwithstanding, nothing shall preclude the Executive from (i) serving on the boards of directors of a reasonable number of other corporations (except Executive will not serve on the board of any other financial institution) or the boards of a reasonable number of trade associations and/or charitable organizations, (ii) engaging in charitable activities and community affairs, and (iii) managing his personal investments and affairs, provided that such activities do not materially interfere with the proper performance of his duties and responsibilities as the Companies' Executive Vice President or any other office to which he may be elected or appointed.

     (d) Executive agrees that he will, consistent with Bank policy, refrain during the term of his employment and while receiving benefits hereunder from investing in any company that is a customer of the Companies.

5. Base Salary. The Executive shall be paid an annualized Base Salary, payable in accordance with the regular payroll practices of the Companies, of $156,000.00. The Base Salary shall be reviewed no less frequently than annually for increase at the sole discretion of the Board and its Nominating and Executive Compensation Committee.

     In addition, upon completion of his service through December 31, 1998, or on that date if Executive is prevented from completing such service by virtue of Disability, death or a Termination pursuant to subparagraphs (a) through (d) of Paragraph 8 hereof, the Companies will pay the Executive a sum equal to Base Salary times two. This sum is in addition to, and not in place of, any amounts due to Executive pursuant to any other provision of this Employment Agreement. For purposes of this paragraph 5, "Base Salary" shall include an annual bonus calculated by taking the highest bonus of the three years preceding the year of termination.

6. Employee Benefit Programs. During the Term of Employment, the Executive shall be entitled to participate in all employee incentive, pension and welfare benefit plans and programs made available to the Companies' senior level executives or to its employees generally, as such plans or programs may be in effect from time to time, including without limitation, annual stock option grant, ESOP, bonus, pension, profit sharing, savings and other retirement plans or programs, medical, dental, hospitalization, short-term and long-term disability and life insurance plans, accidental death and dismemberment protection, travel accident insurance, and any other pension or retirement plans or programs and any other employee incentive compensation plan, employee welfare benefit plans or programs that may be sponsored by the Companies from time to time, including any plans that supplement the above-listed types of plans or programs, whether funded or unfunded.

7. Reimbursement of Business and Other Expenses. The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this agreement and the Companies shall promptly reimburse him for all business expenses incurred in connection with carrying out the business of the Companies, subject to documentation in accordance with the Companies' policy.



8.   Termination of Employment.

     (a) Termination by the Company for Cause. In the event the Companies terminate the Executive's employment for Cause, he shall be entitled to:

          (i) The Base Salary through the date of the termination of his employment for Cause;

          (ii) Any incentive awards earned (but not yet paid);

          (iii) Any pension benefit that may become due pursuant to Section 6 above, determined as of the date of such termination;

          (iv) Other or additional benefits in accordance with applicable plans or programs of the Companies to the date of termination.

     (b) Termination or Constructive Termination Without Cause. In the event the Executive's employment is terminated without Cause or there is a Construction Termination Without
          Cause, other than due to Disability or death, the Executive shall be entitled to:

          (i) The Base Salary through the date of termination of the Executive's employment;

          (ii) The Base Salary, at the annualized rate in effect on the date of termination of the Executive's employment for the unexpired term of this Employment Agreement following such termination; provided that at the Executive's option the Companies shall pay him the present value of such salary continuation payments in a lump sum (using as the discount rate the Applicable Federal Rate for short term Treasury obligations as published by the Internal Revenue Service for the month in which such termination occurs). For purposes of this subsection (ii) "Base Salary" shall include an annual bonus calculated by taking the highest bonus of the three years preceding the year of termination;

          (iii) The balance of any incentive awards earned (but not yet paid);

          (iv) The right to exercise any stock option in full, whether or not such right is exercisable pursuant to the terms of the grant.

          (v)  Any pension benefit that may become due pursuant to
               Section 6 above;

          (vi) Continued accrual of credited service for the purpose of the pension benefit provided under Section 6 above through December 31, 1998;

          (vii) Continued participation in all medical, dental, hospitalization and life insurance coverage and in other employee benefit plans or programs in which he was participating on the date of the termination of his employment until the earlier of:

               (A) The end of the period during which he is receiving salary continuation payments (or in respect of which a lump-sum severance payment is made);

               (B) The date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (x) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause (vii) of this Section 8(c), he shall be provided with the after-tax economic equivalent of the benefit provided under the plan or program in which he is unable to participate for the period specified in this clause (vii) of this Section 8(c), (y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

          (viii) Immediate vesting of the Companies' contribution to his Employee Stock Option Plan

          (ix) Other or additional benefits in accordance with applicable plans and programs of the Companies to the date of termination.

     (c)  Termination of Employment Following a Change in Control.
          If following a change in Control, the Executive's employment is terminated without Cause or there is a Constructive Termination Without Cause, the Executive shall be entitled to the payments and benefits provided in
          Section 8(b), provided that the salary continuation payments shall be paid in a lump sum without any discount. Also, immediately following a Change in Control, all amounts, entitlements or benefits in which he is not yet vested shall become fully vested except to the extent such vesting would be inconsistent with the terms of the relevant plan. In addition, if the Executive has completed less than fifteen (15) years of service at the time of such termination, the Executive will be entitled to a supplemental pension benefit paid directly by the Companies (and not as a part of the Pension Plan of the Companies) equal to the benefit otherwise payable under said Pension Plan based upon the completion of fifteen (15) years of service, minus any amounts payable pursuant to the said Pension Plan. This supplemental pension benefit is an unfunded liability of the Companies, its successors and assigns, and not part of any established Plan of the Companies.

     (d) Voluntary Termination. In the event of a termination of employment by the Executive on his own initiative other than a termination due to death or Disability or a Constructive Termination without Cause, the Executive shall have the same entitlements as provided in Section 8(a) for a Termination for Cause.

     (e) Limitation Following a Change in Control. In the event that the termination of the Executive's employment is for one of the reasons set forth in Section 8(c) above and the aggregate of all payments or benefits made or provided to the Executive under Section 8(b) above and under all other plans and programs of the Companies (the "Aggregate Payment") is determined to constitute a Parachute Payment, as such term is defined in Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, notwithstanding any other provision of this Agreement to the contrary the aggregate amount of payments or benefits paid by the Companies to the Executive pursuant to this Agreement, the amount to be paid to the Executive and the time of payment pursuant to this Section 8(e) shall be adjusted so as to make such payments fully deductible by a Company. If the parties are unable to agree upon an Auditor to calculate such an adjustment, then the Executive and Companies shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

     (g) No Mitigation - No Offset. In the event of any termination of employment under this Section 8, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 8.

     (h) Nature of Payments. Any amounts due under this Section 8 are in the nature of severance payments considered to be reasonable by the Companies and are not in the nature of a penalty.

9.   Indemnification.

     (a) The Companies agree that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Companies or is or was serving at the request of the Companies as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Companies to the fullest extent permitted or authorized by the Companies' certificates of incorporation or bylaws or, if greater, by the laws of the State of Kentucky, against all cost, expense, liability and loss (including, without limitation, reasonable attorney's fees, judgments, fines, ERISA fines, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Companies or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Companies shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by a Company of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

     (b) Neither the failure of a Company (including its board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any proceeding concerning payment of amounts claimed by the Executive under Section 10(a) that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by a Company (including its board of directors, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

     (c) The Companies agree to continue and maintain a directors' and officers' liability insurance policy covering the Executive to the extent either Company provides such coverage for its other executive officers.

10. Representation. The Companies represent and warrant that they are fully authorized and empowered to enter into this Agreement and that the performance of their obligations under this Agreement will not violate any agreement between it and any other person, form or organization.

11. Entire Agreement. This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

12. Amendment or Waiver. No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Companies. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Companies, as the case may be.

13. Severability. In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

14. Survivorship. The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

15. Resolution of Disputes. Any disputes arising under or in connection with this Agreement shall, at the election of the Executive or the Companies, be resolved by binding arbitration, to be held in Kentucky in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, attorneys' fees of both Parties, shall be borne by the Companies, provided that if the arbitrator(s) determine that the claims or defenses of the Executive were without any reasonable basis, each Party shall bear his or its own costs.

16. Notices. Any notice given to a Party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

     If to the Companies:               Mid-America Bancorp, Inc.
                                   P.O. Box 1101
                                   Louisville, KY 40201-1101
                         Attention:     Bertram W. Klein

     If to the Executive:                    ROBERT H. SACHS
                                   2344 Page Avenue
                                   Louisville. KY 40205

17. Additional Compensation in Event of Change of Control. Pursuant to the Agreement between the Parties dated as of April 5, 1993, Executive was granted certain Stock Appreciation Rights contingent upon a Change in Control on or before December 31, 1998. Notwithstanding anything else in this Agreement to the contrary, that grant will continue under the same terms and conditions.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



                                   MID-AMERICA BANCORP, INC.


                        By: /s/Bertram W. Klein
                               Bertram W. Klein
                          Title: Chairman of the Board



                                   MID-AMERICA BANK OF LOUISVILLE &
                                TRUST COMPANY


                        By: /s/Bertram W. Klein
                               Bertram W. Klein

                          Title: Chairman of the Board


                /s/ Robert H. Sachs
                            ROBERT H. SACHS

                                                  Exhibit 10 (g)

                       EMPLOYMENT AGREEMENT

     THIS AGREEMENT, made and entered into as of the 1st day of March , 1996 by and between MID AMERICA BANCORP, INC., a Kentucky corporation and MID AMERICA BANK OF LOUISVILLE & TRUST COMPANY, a
Kentucky Combined Bank and Trust Company, (together with their successors and assigns permitted under this Agreement, the "Companies), and GAIL POHN (the "Executive").

                       W I T N E S S E T H:

     WHEREAS, the Companies and the Executive are parties to an Agreement dated as of April 5, 1993, covering the employment relationship of Executive with Companies, and

     WHEREAS, the Parties desire to cancel that Agreement and replace it in its entirety with this Employment Agreement (this "Agreement").

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Companies and the Executive (individually a "Party" and together the "Parties") agree as follows:

     1.   Definitions.

     (a) "Affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.

     (b)  Except as provided otherwise in Section 8 hereof, "Base
          Salary" shall mean the salary provided for in Section 5 below or any increased salary granted to the Executive pursuant to Section 5.

     (c) "Board" shall mean the Boards of Directors of the Companies.

     (d)  "Cause" shall mean:

          (i)  The Executive is convicted of a felony; or

          (ii) The Executive is guilty of willful gross neglect or willful gross misconduct in carrying out his duties under this Agreement, resulting, in either case, in material economic harm to the Companies, unless the Executive believed in good faith that such act or nonact was in the best interests of such Company.
     (e) A "Change of Control" shall mean the occurrence of any one of the following events:

          (i)  Any "person," as such term is used in Sections
               3(a)(9) and 13(d)of the Securities Exchange Act of
               1923, becomes a "beneficial owner,"as such term is used in Rule 13d-3 promulgated under that Act, of 20% or more of the Voting Stock of the Companies;

          (ii) The majority of either Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the date of this Agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director;

          (iii) The Companies adopt any plan of liquidation providing for the distribution of all or substantially all of its assets;

          (iv) All or substantially all of the assets or business of the Companies is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of such Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of such Company, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of such Company); or

          (v) The Companies combine with another company and is the surviving corporation but, immediately after the combination, the shareholders of such Company immediately prior to the combination hold, directly or indirectly, 50% or less of the Voting Stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by Affiliates of such other company in exchange for stock of such other company).

     (f) "Constructive Termination Without Cause" shall mean a termination of the Executive's employment at his initiative as provided in Section 8(e) below following the occurrence, without the Executive's prior written consent, of one or more of the following events (except in consequence of a prior termination):

          (i)  A reduction in the Executive's then current Base
               Salary or the termination or material reduction of any employee benefit or perquisite enjoyed by him;


          (ii) The failure to elect or reelect the Executive to any of the positions described in Section 4 below or removal of him from any such position;

          (iii) A material diminution in the Executive's duties or the assignment to the Executive of duties which are materially inconsistent with his duties or which materially impair the Executive's ability to function as the Executive Vice President and Chief Executive Officer or any other office to which he may be elected or appointed:

          (iv) The failure to continue the Executive's participation in any incentive compensation plan unless a plan providing a substantially similar opportunity is substituted;

          (v) The relocation of a Companies' principal office, or the Executive's own office location as assigned to him by the Companies, to a location outside of the metropolitan area of Louisville, Kentucky; or

          (vi) The failure of the Companies to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of such Company within 45 days after a merger, consolidation, sale or similar transaction.

     (g) "Disability" shall mean the Executive's inability to substantially perform his duties and responsibilities under this Agreement for a period of 180 consecutive days.

     (h)  "Term of Employment" shall mean the period specified in
Section 3 below.

     2.   Cancellation of Old Agreement.

     The Agreement between the Parties entered into as of May 3, 1993, is hereby revoked and canceled in its entirety.

     3.   Term of Employment.

     The employment of the Executive will continue to the last day of the month in which the Executive turns 65 years of age or until the earlier termination of his employment in accordance with the terms of this Agreement.


     4.   Position. Duties and Responsibilities.

     (a) During the term of Employment, the Executive shall continue to be employed as Executive Vice President of the Companies with duties commensurate with that position. The Executive, in carrying out his duties under this Agreement, shall report to the Chief Executive Officer.

     (b) Anything herein to the contrary notwithstanding, nothing shall preclude the Executive from (i) serving on the boards of directors of a reasonable number of other corporations (except Executive will not serve on the board of any other financial institution) or the boards of a reasonable number of trade associations and/or charitable organizations, (ii) engaging in charitable activities and community affairs, and (iii) managing his personal investments and affairs, provided that such activities do not materially interfere with the proper performance of his duties and responsibilities as the Companies' Executive Vice President or any other office to which he may be elected or appointed.

     5.   Base Salary.

     The Executive shall be paid an annualized Base Salary, payable in accordance with the regular payroll practices of the Companies, of $156,000.00. The Base Salary shall be reviewed no less frequently than annually for increase at the sole discretion of the Board and its Nominating and Executive Compensation Committee.

     6.   Employee Benefit Programs.

     During the Term of Employment, the Executive shall be entitled to participate in all employee incentive, pension and welfare benefit plans and programs made available to the Companies' senior level executives or to its employees generally, as such plans or programs may be in effect from time to time, including without limitation, annual stock option grant, ESOP, bonus, pension, profit sharing, savings and other retirement plans or programs, medical, dental, hospitalization, short-term and long-term disability and life insurance plans, accidental death and dismemberment protection, travel accident insurance, and any other pension or retirement plans or programs and any other employee incentive compensation plan, employee welfare benefit plans or programs that may be sponsored by the Companies from time to time, including any plans that supplement the above-listed types of plans or programs, whether funded or unfunded.

     7.   Reimbursement of Business and Other Expenses.

     The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this agreement and the Companies shall promptly reimburse him for all business expenses incurred in connection with carrying out the business of the Companies, subject to documentation in accordance with the Companies' policy.


     8.   Termination of Employment.

     (a) Termination for Cause. In the event the Companies terminate the Executive's employment for Cause, he shall be entitled to:

          (i) The Base Salary through the date of the termination of his employment for Cause;

          (ii) Any incentive awards earned (but not yet paid);

          (iii) Any pension benefit that may become due pursuant to Section 6 above, determined as of the date of such termination;

          (iv) Other or additional benefits in accordance with applicable plans or programs of the Companies to the date of termination.

     (b) Termination Without Cause. If the Executive's employment is terminated without Cause other than due to Disability or death, or there is a Constructive Termination without Cause, the Executive shall be entitled to:

          (i) The Base Salary through the date of termination of the Executive's employment;

          (ii) The Base Salary, at the annualized rate in effect on the date of termination of the Executive's employment for the unexpired term of this Employment Agreement following such termination; provided that at the Executive's option the Companies shall pay him the present value of such salary continuation payments in a lump sum (using as the discount rate the Applicable Federal Rate for short term Treasury obligations as published by the Internal Revenue Service for the month in which such termination occurs). For purposes of this subsection (ii) "Base Salary" shall include an annual bonus calculated by taking the highest bonus of the three years preceding the year of termination;

          (iii) The balance of any incentive awards earned (but not yet paid);

          (iv) The right to exercise any stock option in full, whether or not such right is exercisable pursuant to the terms of the grant.

          (v)  Any pension benefit that may become due pursuant to
               Section 6 above;

          (vi) Continued accrual of credited service for the purpose of the pension benefit provided under Section 6 above until his attainment of age 65;

          (vii) Continued participation in all medical, dental, hospitalization and life insurance coverage and in other employee benefit plans or programs in which he was participating on the date of the termination of his employment until the earlier of:

               (A) The end of the period during which he is receiving salary continuation payments (or in respect of which a lump-sum severance payment is made);

               (B) The date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (x) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause (vii) of this Section 8(b), he shall be provided with the after-tax economic equivalent of the benefit provided under the plan or program in which he is unable to participate for the period specified in this clause (vii) of this Section 8(b), (y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

          (viii) Immediate vesting of the Companies' contribution to his Employee Stock Option Plan:

          (ix) Other or additional benefits in accordance with applicable plans and programs of the Companies to the date of termination.

     (c)  Termination of Employment Following a Change in Control.
          If following a Change in Control, the Executive's employment is terminated without Cause or there is a Constructive Termination Without Cause, the Executive shall be entitled to the payments and benefits provided in
          Section 8(b), provided that the salary continuation payments shall be paid in a lump sum without any discount. Also, immediately following a Change in Control, all amounts, entitlements or benefits in which he is not yet vested shall become fully vested. In addition, if the Executive has completed less than fifteen (15) years of service at the time of such termination, the Executive will be entitled to a supplemental pension benefit paid directly by the Companies (and not as a part of the Pension Plan of the Companies) equal to the benefit otherwise payable under said Pension Plan based upon the completion of fifteen (15) years of service, minus any amounts payable pursuant to the said Pension Plan. This supplemental pension benefit is an unfunded liability of the Companies, the successors and assigns, and not part of any established Plan of the Companies. In addition, if Executive continues in the employ of the Companies for a period of two years following the effective date of the Change of Control, he may then voluntarily terminate his employment and in such a case would receive, in addition to the benefits provided for elsewhere herein, a sum equal to three times Base Salary.
          A voluntary termination under this Section 8(c) shall be effective upon 30 days prior notice to the Companies and shall not be deemed a breach of this Agreement. For purposes of this Section 8(c) "Base Salary" shall include an annual bonus calculated by taking the highest bonus of the three years preceding the year of termination;

     (d) Voluntary Termination. In the event of a termination of employment by the Executive on his own initiative other than a termination due to death or Disability or a Constructive Termination without Cause, the Executive shall have the same entitlements as provided in Section 8(a) for a Termination for Cause.

     (e) Limitation Following a Change in Control. In the event that the termination of the Executive's employment is for one of the reasons set forth in Section 8(c) above and the aggregate of all payments or benefits made or provided to the Executive under such Section above and under all other plans and programs of the Companies (the "Aggregate Payment") is determined to constitute a Parachute Payment, as such term is defined in Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, notwithstanding any other provision of this Agreement to the contrary the aggregate amount of payments or benefits paid by the Companies to the Executive pursuant to this Agreement, the amount to be paid to the Executive and the time of payment pursuant to this Section 8(e) shall be adjusted so as to make such payments fully deductible by the Companies. If the parties are unable to agree upon an Auditor to calculate such an adjustment, then the Executive and Companies shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

     (g)  Company Car. Upon termination pursuant to Section 8(b) or
          (c), the Executive will have the option of purchasing his Company car for the value of such car on the books of the Company at the time of termination.

     (h) No Mitigation - No Offset. In the event of any termination of employment under this Section 8, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 8.

     (i) Nature of Payments. Any amounts due under this Section 8 are in the nature of severance payments considered to be reasonable by the Companies and are not in the nature of a penalty.



     9.   Indemnification.

     (a) The Companies agree that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Companies or is or was serving at the request of the Companies as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Companies to the fullest extent permitted or authorized by the Companies' certificates of incorporation or bylaws or, if greater, by the laws of the State of Kentucky, against all cost, expense, liability and loss (including, without limitation, reasonable attorney's fees, judgments, fines, ERISA fines, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Companies or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Companies shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Companies of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

     (b) Neither the failure of the Companies (including its board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any proceeding concerning payment of amounts claimed by the Executive under Section 10(a) that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Companies (including its board of directors, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

     (c) The Companies agree to continue and maintain a directors' and officers' liability insurance policy covering the Executive to the extent either Company provides such coverage for its other executive officers.

     10.  Representation.

     The Companies represent and warrant that they are fully authorized and empowered to enter into this Agreement and that the performance of their obligations under this Agreement will not violate any agreement between it and any other person, form or organization.

     11.  Entire Agreement.

     This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.





     12.  Amendment or Waiver.

     No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Companies. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Companies, as the case may be.

     13.  Severability.

     In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.

     14.  Survivorship.

     The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

     15.  Resolution of Disputes.

     Any disputes arising under or in connection with this Agreement shall, at the election of the Executive or the Companies, be resolved by binding arbitration, to be held in Kentucky in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, attorneys' fees of both Parties, shall be borne by the Companies, provided that if the arbitrator(s) determine that the claims or defenses of the Executive were without any reasonable basis, each Party shall bear his or its own costs.

     16.  Notices.

     Any notice given to a party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

     If to the Companies:               Mid-America Bancorp, Inc.
                                   P.O. Box 1101
                                   Louisville, KY 40201-1101
                         Attention:     Bertram W. Klein

     If to the Executive:                    GAIL POHN
                                   5401 Pueblo Road
                                   Louisville, KY 40207

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



                                   MID-AMERICA BANCORP, INC.


                        By: /s/Bertram W. Klein
                               Bertram W. Klein
                          Title: Chairman of the Board


                                   MID-AMERICA BANK OF LOUISVILLE &
                                TRUST COMPANY

                        By: /s/Bertram W. Klein
                               Bertram W. Klein
                          Title: Chairman of the Board


                                             /s/ Gail Pohn
                                  GAIL POHN

                                                  Exhibit 10 (h)

                       EMPLOYMENT AGREEMENT

     THIS AGREEMENT, made and entered into as of the 1st day of March , 1996 by and between MID AMERICA BANCORP, INC., a Kentucky corporation and MID AMERICA BANK OF LOUISVILLE & TRUST COMPANY, a
Kentucky Combined Bank and Trust Company, (together with their successors and assigns permitted under this Agreement, the "Companies), and STEVEN A. SMALL (the "Executive").

                       W I T N E S S E T H:

     WHEREAS, the Companies and the Executive are parties to an Agreement dated as of May 3, 1993, covering the employment relationship of Executive with Companies, and

     WHEREAS, the Parties desire to cancel that Agreement and replace it in its entirety with this Employment Agreement (this "Agreement").

     NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt of which is mutually acknowledged, the Companies and the Executive (individually a "Party" and together the "Parties") agree as follows:

     1.   Definitions.

     (a) "Affiliate" of a person or other entity shall mean a person or other entity that directly or indirectly controls, is controlled by, or is under common control with the person or other entity specified.

     (b) Except as provided otherwise in Section 8 hereof,"Base Salary" shall mean the salary provided for in Section 5 below or any increased salary granted to the Executive pursuant to Section 5.

     (c)  "Board" shall mean the Boards of Directors of the Companies.

     (d)  "Cause" shall mean:

          (i)  The Executive is convicted of a felony; or

          (ii) The Executive is guilty of willful gross neglect or willful gross misconduct in carrying out his duties under this Agreement, resulting, in either case, in material economic harm to the Companies, unless the Executive believed in good faith that such act or nonact was in the best interests of such Company.

     (e) A "Change of Control" shall mean the occurrence of any one of the following events:

          (i) Any "person," as such term is used in Sections 3(a)(9) and 13(d)of the Securities Exchange Act of 1923, becomes a "beneficial owner,"as such term is used in Rule 13d-3 promulgated under that Act, of 20% or more of the Voting Stock of the Companies;

          (ii) The majority of either Board consists of individuals other than Incumbent Directors, which term means the members of the Board on the date of this Agreement; provided that any person becoming a director subsequent to such date whose election or nomination for election was supported by two-thirds of the directors who then comprised the Incumbent Directors shall be considered to be an Incumbent Director;

          (iii) The Companies adopt any plan of liquidation providing for the distribution of all or substantially all of its assets;

          (iv) All or substantially all of the assets or business of the Companies is disposed of pursuant to a merger, consolidation or other transaction (unless the shareholders of such Company immediately prior to such merger, consolidation or other transaction beneficially own, directly or indirectly, in substantially the same proportion as they owned the Voting Stock of such Company, all of the Voting Stock or other ownership interests of the entity or entities, if any, that succeed to the business of such Company); or

          (v) The Companies combine with another company and is the surviving corporation but, immediately after the combination, the shareholders of such Company immediately prior to the combination hold, directly or indirectly, 50% or less of the Voting Stock of the combined company (there being excluded from the number of shares held by such shareholders, but not from the Voting Stock of the combined company, any shares received by Affiliates of such other company in exchange for stock of such other company).

     (f) "Constructive Termination Without Cause" shall mean a termination of the Executive's employment at his initiative as provided in Section 8(d) below following the occurrence, without the Executive's prior written consent, of one or more of the following events (except in consequence of a prior termination):

          (i) A reduction in the Executive's then current Base Salary or the termination or material reduction of any employee benefit or perquisite enjoyed by him;

          (ii) The failure to elect or reelect the Executive to any of the positions described in Section 4 below or removal of him from any such position;

          (iii) A material diminution in the Executive's duties or the assignment to the Executive of duties which are materially inconsistent with his duties or which materially impair the Executive's ability to function as the Executive Vice President and Chief Executive Officer or any other office to which he may be elected or appointed:

          (iv) The failure to continue the Executive's participation in any incentive compensation plan unless a plan providing a substantially similar opportunity is substituted;

          (v) The relocation of a Companies' principal office, or the Executive's own office location as assigned to him by the Companies, to a location outside of the metropolitan area of Louisville, Kentucky; or

          (vi) The failure of the Companies to obtain the assumption in writing of its obligation to perform this Agreement by any successor to all or substantially all of the assets of such Company within 45 days after a merger, consolidation, sale or similar transaction.

     (g) "Disability" shall mean the Executive's inability to substantially perform his duties and responsibilities under this Agreement for a period of 180 consecutive days.

     (h)  "Term of Employment" shall mean the period specified in
         Section 3 below.

     2.   Cancellation of Old Agreement.

     The Agreement between the Parties entered into as of May 3, 1993, is hereby revoked and canceled in its entirety.

     3.   Term of Employment.

     The employment of the Executive will continue to the last day of the month in which the Executive turns 55 years of age or until the earlier termination of his employment in accordance with the terms of this Agreement.

     4.   Position. Duties and Responsibilities.

     (a) During the term of Employment, the Executive shall continue to be employed as Executive Vice President and Chief Financial Officer of the Companies with duties commensurate with that position. The Executive, in carrying out his duties under this Agreement, shall report to the Chairman of the Board.

     (b) Anything herein to the contrary notwithstanding, nothing shall preclude the Executive from (i) serving on the boards of directors of a reasonable number of other corporations (except Executive will not serve on the board of any other financial institution) or the boards of a reasonable number of trade associations and/or charitable organizations, (ii) engaging in charitable activities and community affairs, and (iii) managing his personal investments and affairs, provided that such activities do not materially interfere with the proper performance of his duties and responsibilities as the Companies' Executive Vice President and Chief Financial Officer or any other office to which he may be elected or appointed.

     5.   Base Salary.

     The Executive shall be paid an annualized Base Salary, payable in accordance with the regular payroll practices of the Companies, of $159,500.00. The Base Salary shall be reviewed no less frequently than annually for increase at the sole discretion of the Board and its Nominating and Executive Compensation Committee.

     6.   Employee Benefit Programs.

     During the Term of Employment, the Executive shall be entitled to participate in all employee incentive, pension and welfare benefit plans and programs made available to the Companies' senior level executives or to its employees generally, as such plans or programs may be in effect from time to time, including without limitation, annual stock option grant, ESOP, bonus, pension, profit sharing, savings and other retirement plans or programs, medical, dental, hospitalization, short-term and long-term disability and life insurance plans, accidental death and dismemberment protection, travel accident insurance, and any other pension or retirement plans or programs and any other employee incentive compensation plan, employee welfare benefit plans or programs that may be sponsored by the Companies from time to time, including any plans that supplement the above-listed types of plans or programs, whether funded or unfunded.

     7.   Reimbursement of Business and Other Expenses.

     The Executive is authorized to incur reasonable expenses in carrying out his duties and responsibilities under this agreement and the Companies shall promptly reimburse him for all business expenses incurred in connection with carrying out the business of the Companies, subject to documentation in accordance with the Companies' policy.

     8.   Termination of Employment.

     (a) Termination for Cause. In the event the Companies terminate the Executive's employment for Cause, he shall be entitled to:

          (i) The Base Salary through the date of the termination of his employment for Cause;

          (ii) Any incentive awards earned (but not yet paid);

          (iii)     Any pension benefit that may become due pursuant to
                    Section 6 above, determined as of the date of such termination;

          (iv) Other or additional benefits in accordance with applicable plans or programs of the Companies to the date of termination.

     (b) Termination Without Cause on or before December 31, 2000. If, on or before December 31, 2000, the Executive's employment is terminated without Cause other than due to Disability or death, or there is a Constructive Termination without Cause, the Executive shall be entitled to:

          (i) The Base Salary through the date of termination of the Executive's employment;

          (ii) The Base Salary, at the annualized rate in effect on the date of termination of the Executive's employment for the unexpired term of this Employment Agreement following such termination, paid in installments in accordance with the regular pay practices of the Companies; provided that at the Executive's option the Companies shall pay him the present value of such salary continuation payments in a lump sum (using as the discount rate the Applicable Federal Rate for short term Treasury obligations as published by the Internal Revenue Service for the month in which such termination occurs). For purposes of this subsection (ii) "Base Salary" shall include an annual bonus calculated by taking the highest bonus of the three years preceding the year of termination;

          (iii) The balance of any incentive awards earned (but not yet paid);

          (iv) The right to exercise any stock option in full, whether or not such right is exercisable pursuant to the terms of the grant.

          (v)  Any pension benefit that may become due pursuant to
               Section 6 above;

          (vi) Continued accrual of credited service for the purpose of the pension benefit provided under Section 6 above until his attainment of age 55;

          (vii) Continued participation in all medical, dental, hospitalization and life insurance coverage and in other employee benefit plans or programs in which he was participating on the date of the termination of his employment until the earlier of:


               (A) The end of the period during which he is receiving salary continuation payments (or in respect of which a lump-sum severance payment is made);

               (B) The date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (x) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause (vii) of this
                    Section 8(b), he shall be provided with the after-tax economic equivalent of the benefit provided under the plan or program in which he is unable to participate for the period specified in this clause (vii) of this Section 8(b), (y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

          (viii) Immediate vesting of the Companies' contribution to his Employee Stock Option Plan

          (ix) Other or additional benefits in accordance with applicable plans and programs of the Companies to the date of termination.

     (c) Termination Without Cause after December 31, 2000. If, after December 31, 2000, the Executive's employment is terminated without Cause other than due to Disability or death, or there is a Constructive Termination without Cause, the Executive shall be entitled to:

          (i) The Base Salary through the date of termination of the Executive's employment;

          (ii) The Base Salary, at the annualized rate in effect on the date of termination of the Executive's employment for the unexpired term of this Employment Agreement following such termination, paid in installments in accordance with the regular pay practices of the Companies; provided that at the Executive's option the Companies shall pay him the present value of such salary continuation payments in a lump sum (using as the discount rate the Applicable Federal Rate for short term Treasury obligations as published by the Internal Revenue Service for the month in which such termination occurs). For purposes of this subsection (ii) "Base Salary" shall include an annual bonus calculated by taking the highest bonus of the three years preceding the year of termination;

          (iii) The balance of any incentive awards earned (but not yet paid);

          (iv) The right to exercise any stock option in full, whether or not such right is exercisable pursuant to the terms of the grant.

          (v)  Any pension benefit that may become due pursuant to
               Section 6 above;

          (vi) Continued participation in all medical, dental, hospitalization and life insurance coverage and in other employee benefit plans or programs in which he was participating on the date of the termination of his employment until the earlier of:

               (A) The end of the period during which he is receiving salary continuation payments (or in respect of which a lump-sum severance payment is made);

               (B) The date, or dates, he receives equivalent coverage and benefits under the plans and programs of a subsequent employer (such coverages and benefits to be determined on a coverage-by-coverage, or benefit-by-benefit, basis); provided that (x) if the Executive is precluded from continuing his participation in any employee benefit plan or program as provided in this clause (vii) of this
                    Section 8(c), he shall be provided with the after-tax economic equivalent of the benefit provided under the plan or program in which he is unable to participate for the period specified in this clause (vii) of this Section 8(c), (y) the economic equivalent of any benefit foregone shall be deemed to be the lowest cost that would be incurred by the Executive in obtaining such benefit himself on an individual basis, and (z) payment of such after-tax economic equivalent shall be made quarterly in advance; and

          (vii) Immediate vesting of the Companies' contribution to his Employee Stock Option Plan

          (viii) Other or additional benefits in accordance with applicable plans and programs of the Companies to the date of termination.

     (d) Termination of Employment Following a Change in Control. If following a Change in Control, the Executive's employment is terminated without Cause or there is a Constructive Termination Without Cause, the Executive shall be entitled to the payments and benefits provided in Section 8(b) or 8(c) as appropriate, provided that the salary continuation payments shall be paid in a lump sum without any discount. Also, immediately following a Change in Control, all amounts, entitlements or benefits in which he is not yet vested shall become fully vested. In addition, if the Executive has completed less than fifteen (15) years of service at the time of such termination, the Executive will be entitled to a supplemental pension benefit paid directly by the Companies (and not as a part of the Pension Plan of the Companies) equal to the benefit otherwise payable under said Pension Plan based upon the completion of fifteen
          (15) years of service, minus any amounts payable pursuant to the said Pension Plan. This supplemental pension benefit is an unfunded liability of the Companies, the successors and assigns, and not part of any established Plan of the Companies. In addition, if Executive continues in the employ of the Companies for a period of two years following the effective date of the Change of Control, he may then voluntarily terminate his employment and in such a case would receive, in addition to the benefits provided for elsewhere herein, a sum equal to three times Base Salary. A voluntary termination under this Section 8(d) shall be effective upon 30 days prior notice to the Companies and shall not be deemed a breach of this Agreement. For purposes of this Section 8(d) "Base Salary" shall include an annual bonus calculated by taking the highest bonus of the three years preceding the year of termination;

     (e) Voluntary Termination. In the event of a termination of employment by the Executive on his own initiative other than a termination due to death or Disability or a Constructive Termination without Cause, the Executive shall have the same entitlements as provided in Section 8(a) for a Termination for Cause.

     (f) Limitation Following a Change in Control. In the event that the termination of the Executive's employment is for one of the reasons set forth in Section 8(b) or 8(c) above and the aggregate of all payments or benefits made or provided to the Executive under such Section above and under all other plans and programs of the Companies (the "Aggregate Payment") is determined to constitute a Parachute Payment, as such term is defined in Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended, notwithstanding any other provision of this Agreement to the contrary the aggregate amount of payments or benefits paid by the Companies to the Executive pursuant to this Agreement, the amount to be paid to the Executive and the time of payment pursuant to this Section 8(f) shall be adjusted so as to make such payments fully deductible by the Companies. If the Parties are unable to agree upon an Auditor to calculate such an adjustment, then the Executive and Companies shall each select one accounting firm and those two firms shall jointly select the accounting firm to serve as the Auditor.

     (g) Upon termination pursuant to Section 8(b), (c) or (d), the Executive will have the option of purchasing his Company car for the value of such car on the books of the Company at the time of termination, adjusted for value of the Executive's cash contribution to the purchase of the car.

     (h) No Mitigation - No Offset. In the event of any termination of employment under this Section 8, the Executive shall be under no obligation to seek other employment and there shall be no offset against amounts due the Executive under this Agreement on account of any remuneration attributable to any subsequent employment that he may obtain except as specifically provided in this Section 8.

     (i) Nature of Payments. Any amounts due under this Section 8 are in the nature of severance payments considered to be reasonable by the Companies and are not in the nature of a penalty.

     9.   Indemnification.

     (a) The Companies agree that if the Executive is made a party, or is threatened to be made a party, to any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that he is or was a director, officer or employee of the Companies or is or was serving at the request of the Companies as a director, officer, member, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, whether or not the basis of such Proceeding is the Executive's alleged action in an official capacity while serving as a director, officer, member, employee or agent, the Executive shall be indemnified and held harmless by the Companies to the fullest extent permitted or authorized by the Companies' certificates of incorporation or bylaws or, if greater, by the laws of the State of Kentucky, against all cost, expense, liability and loss (including, without limitation, reasonable attorney's fees, judgments, fines, ERISA fines, excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by the Executive in connection therewith, and such indemnification shall continue as to the Executive even if he has ceased to be a director, member, employee or agent of the Companies or other entity and shall inure to the benefit of the Executive's heirs, executors and administrators. The Companies shall advance to the Executive all reasonable costs and expenses incurred by him in connection with a Proceeding within 20 days after receipt by the Companies of a written request for such advance. Such request shall include an undertaking by the Executive to repay the amount of such advance if it shall ultimately be determined that he is not entitled to be indemnified against such costs and expenses.

     (b) Neither the failure of the Companies (including its board of directors, independent legal counsel or stockholders) to have made a determination prior to the commencement of any proceeding concerning payment of amounts claimed by the Executive under Section 10(a) that indemnification of the Executive is proper because he has met the applicable standard of conduct, nor a determination by the Companies (including its board of directors, independent legal counsel or stockholders) that the Executive has not met such applicable standard of conduct, shall create a presumption that the Executive has not met the applicable standard of conduct.

     (c) The Companies agree to continue and maintain a directors' and officers' liability insurance policy covering the Executive to the extent either Company provides such coverage for its other executive officers.

     10.  Representation.

     The Companies represent and warrant that they are fully authorized and empowered to enter into this Agreement and that the performance of their obligations under this Agreement will not violate any agreement between it and any other person, form or organization.

     11.  Entire Agreement.

     This Agreement contains the entire understanding and agreement between the Parties concerning the subject matter hereof and supersedes all prior agreements, understandings, discussions, negotiations and undertakings, whether written or oral, between the Parties with respect thereto.

     12.  Amendment or Waiver.

     No provision in this Agreement may be amended unless such amendment is agreed to in writing and signed by the Executive and an authorized officer of the Companies. No waiver by either Party of any breach by the other Party of any condition or provision contained in this Agreement to be performed by such other Party shall be deemed a waiver of a similar or dissimilar condition or provision at the same or any prior or subsequent time. Any waiver must be in writing and signed by the Executive or an authorized officer of the Companies, as the case may be.

     13.  Severability.

     In the event that any provision or portion of this Agreement shall be determined to be invalid or unenforceable for any reason, in whole or in part, the remaining provisions of this Agreement shall be unaffected thereby and shall remain in full force and effect to the fullest extent permitted by law.


     14.  Survivorship.

     The respective rights and obligations of the Parties hereunder shall survive any termination of the Executive's employment to the extent necessary to the intended preservation of such rights and obligations.

     15.  Resolution of Disputes.

     Any disputes arising under or in connection with this Agreement shall, at the election of the Executive or the Companies, be resolved by binding arbitration, to be held in Kentucky in accordance with the rules and procedures of the American Arbitration Association. Judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Costs of the arbitration or litigation, including, without limitation, attorneys' fees of both Parties, shall be borne by the Companies, provided that if the arbitrator(s) determine that the claims or defenses of the Executive were without any reasonable basis, each Party shall bear his or its own costs.

     16.  Notices.

     Any notice given to a party shall be in writing and shall be deemed to have been given when delivered personally or sent by certified or registered mail, postage prepaid, return receipt requested, duly addressed to the Party concerned at the address indicated below or to such changed address as such Party may subsequently give such notice of:

     If to the Companies:                    Mid-America Bancorp, Inc.
                                   P.O. Box 1101
                                   Louisville, KY 40201-1101
                         Attention:     Bertram W. Klein

     If to the Executive:                    STEVEN A. SMALL
                                   7210 Leafland Place
                                   Prospect, KY 40059

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.



                                   MID-AMERICA BANCORP, INC.

                        By: /s/Bertram W. Klein
                               Bertram W. Klein
                          Title: Chairman of the Board


                                   MID-AMERICA BANK OF LOUISVILLE &
                                TRUST COMPANY

                        By: /s/Bertram W. Klein
                               Bertram W. Klein
                          Title: Chairman of the Board


                                        /s/ Steven A. Small

                                        STEVEN A. SMALL